Exhibit 10.4

EXECUTION COPY

LETTER AMENDMENT No. 1

Dated as of April 25, 2011

To the banks, financial institutions

and other institutional lenders

(collectively, the “Lenders”) parties

to the Credit Agreement referred to

below and to Bank of America, N.A.,

as Agent for the Lenders

Ladies and Gentlemen:

We refer to the Term Loan and Revolving Credit Agreement dated as of April 7, 2011 (the “Credit Agreement”) among the undersigned, the LC Subsidiaries and Subsidiary Borrowers named therein, the Issuing Banks and Swing Line Lenders named therein and you. Capitalized terms not otherwise defined in this Letter Amendment have the same meanings as specified in the Credit Agreement.

You and we have agreed, upon the following terms and conditions, to amend the Credit Agreement in certain respects. Accordingly, it is hereby agreed by you and us as follows:

Section 1. Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3, effective as of the date of this Letter Amendment:

(a) The definition of “Term Facility” in Section 1.01 of the Credit Agreement is, hereby amended by deleting the date “April 29, 2011” and substituting therefor the date “May 19, 2011.”

(b) The definition of “Term Lender” in Section 1.01 of the Credit Agreement is, hereby amended by deleting the date “April 29, 2011” and substituting therefor the date “May 19, 2011” in both places such date appears.

(c) Section 2.01(b) of the Credit Agreement is, hereby amended by deleting the date “April 29, 2011” and substituting therefor the date “May 19, 2011.”

Section 2. Representation. The Company represents and warrants that the representations and warranties contained in Section 6.01 of the Credit Agreement are correct on and as of the date hereof, except to the extent that any such representation or warranty is stated to relate to an earlier date, in which case such representation or warranty shall be true and correct on and as of such earlier date, before and after giving effect to this Amendment, and no Default has occurred and is continuing.

Section 3. Effectiveness, Etc. This Letter Amendment shall become effective as of the date first above written when, and only when, the Agent shall have received counterparts of this Letter Amendment executed by the undersigned and all the Lenders. This Letter Amendment is subject to the provisions of Section 10.01 of the Credit Agreement.

On and after the effectiveness of this Letter Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Letter Amendment.

The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Letter Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning at least two signature page of this Letter Amendment to Susan L. Hobart, Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022.

This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier or other electronic medium shall be effective as delivery of an original executed counterpart of this Letter Amendment.

Gap Letter Amendment No. 1	2

This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

THE GAP, INC.

By:	/s/ Jennifer Cho
Name:	Jennifer Cho
Title:	Vice President and Treasurer

Agreed as of the date first above written:

BANK OF AMERICA, N.A., as Agent and as a Lender

By:	/s/ Sabrina Hassan
Name:	Sabrina Hassan
Title:	Assistant Vice-President

JPMORGAN CHASE BANK, N.A.

By:	/s/ Barry K. Bergman
Name:	Barry K. Bergman
Title:	Managing Director

CITIBANK, N.A.

By:	/s/ Shannon Sweeney
Name:	Shannon Sweeney
Title:	Vice President

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ Thomas A. Foley
Name:	Thomas A. Foley
Title:	Managing Director

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Sid Khanolkar
Name:	Sid Khanolkar
Title:	Vice President

Gap Letter Amendment No. 1

THE BANK OF NOVA SCOTIA

By:	/s/ John Mathews
Name:	John Mathews
Title:	Director – Corporate Banking

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Ross Levitsky
Name:	Ross Levitsky
Title:	Managing Director

By:	/s/ Philippe Sandmeier
Name:	Philippe Sandmeier
Title:	Managing Director

GOLDMAN SACHS BANK USA

By:	/s/ Lauren Day
Name:	Lauren Day
Title:	Authorized Signatory

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Conan Schleicher
Name:	Conan Schleicher
Title:	Vice President

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ William M. Ginn
Name:	William M. Ginn
Title:	Executive Officer

BANK OF THE WEST

By:	/s/ William A. Pope
Name:	William A. Pope
Title:	Vice President

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FIFTH THIRD BANK

By:	/s/ Gary S. Losey
Name:	Gary S. Losey
Title:	Vice President – Corporate Banking

ROYAL BANK OF CANADA

By:	/s/ Jennifer Lee-You
Name:	Jennifer Lee-You
Title:	Attorney In Fact

ROYAL BANK OF CANADA (NEW YORK)

By:	/s/ Dustin Craven
Name:	Dustin Craven
Title:	Attorney-In-Fact

ROYAL BANK OF CANADA (LONDON)

By:	/s/ Michael Atherton
Name:	Michael Atherton
Title:	Managing Director, Corporate Banking

Gap Letter Amendment No. 1